                                                                   EXHIBIT 10.12

                          VEHICLE PURCHASE AGREEMENT

                                  by and among

                             SKYNET HOLDINGS, INC.

                                      and

                            FLEET ACQUISITION CORP.

                                 as the Buyers

                         NEVADA YELLOW CAB CORPORATION,

                                      and

                         NEVADA CHECKER CAB CORPORATION

                                      and

                          NEVADA STAR CAB CORPORATION

                                   as Sellers

                              Dated March 15, 1999

                               TABLE OF CONTENTS

                                                                    Page

1. DEFINITIONS........................................................ 1
     1.1 Definitions.................................................. 1
         -----------
     1.2 Interpretation Provisions.................................... 3
         -------------------------

2. SALE AND PURCHASE OF VEHICLES...................................... 4
     2.1 Agreement to Sell and Purchase Vehicles...................... 4
         ---------------------------------------
     2.2 Taking of Necessary Action; Further Action................... 4
         ------------------------------------------

3. PAYMENT OF THE PURCHASE CONSIDERATION.............................. 5
     3.1 Purchase Consideration....................................... 5
         ----------------------
     3.2 Escrow Provisions............................................ 5

4. REPRESENTATIONS OF SELLERS......................................... 6
     4.1 Organization and Standing of NYC............................. 6
         --------------------------------
     4.2 Organization and Standing of NCC............................. 6
         --------------------------------
     4.3 Organization and Standing of NSC............................. 6
         --------------------------------
     4.4 Due Authorization............................................ 6
         -----------------
     4.5 Bulk Sales Compliance and Transfer Taxes..................... 6
         ----------------------------------------
     4.6 SkyNet Stock................................................. 7
         ------------

5. REPRESENTATIONS OF SKYNET AND SUB.................................. 8
     5.1 Organization and Standing of SkyNet.......................... 8
         -----------------------------------
     5.2 Organization and Standing of Sub............................. 8
         --------------------------------
     5.3 Authorization and Enforceability............................. 8
         --------------------------------
     5.4 SkyNet Stock................................................. 9
         ------------
     5.5 Approval..................................................... 9
         --------

6. CLOSING 9
     6.1 Closing...................................................... 9
         -------
     6.2 Obligations of the Sellers................................... 9
         --------------------------
     6.3 Obligations of SkyNet and Sub................................10
         -----------------------------

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYERS......................10
     7.1 Performance..................................................10
         -----------
     7.2 Registration Rights Agreement................................10
         -----------------------------
     7.3 Closing Under Asset Purchase Agreement.......................10
         --------------------------------------
     7.4 Certificate..................................................10
         -----------

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER......................11
     8.1 Performance..................................................11
         -----------
     8.2 Closing Under Asset Purchase Agreement.......................11
         --------------------------------------
     8.3 Registration Rights Agreement................................11
         -----------------------------
     8.4 Certificate..................................................11
         -----------

9. POST CLOSING COVENANTS.............................................11
     9.1 Restrictions on Transfer of SkyNet Stock.....................11
         ----------------------------------------
     9.2 Compliance with Law..........................................11
         -------------------

10. INDEMNIFICATION AND RELATED MATTERS...............................12
     10.1 Survival of Representations.................................12
          ---------------------------
     10.2 Indemnification by the Sellers..............................12
          ------------------------------
     10.3 Indemnification by the Buyers...............................12
          -----------------------------
     10.4 Third Party Claims..........................................13
          ------------------

11. GENERAL...........................................................14
     11.1 Entire Agreement............................................14
          ----------------
     11.2 Binding Effect; Benefits; Assignment........................14
          ------------------------------------
     11.3 Headings....................................................14
          --------
     11.4 Amendment and Waiver........................................14
          --------------------
     11.5 Governing Law...............................................14
          -------------
     11.6 Arbitration.................................................15
          -----------
     11.7 Public Disclosure...........................................15
          -----------------
     11.8 Notices.....................................................15
          -------
     11.9 Counterparts................................................16
          ------------
     11.10 Expenses...................................................16
           --------
     11.11 Invalidity.................................................16
           ----------

   Schedules

1.1.1            Vehicles

3.3.1            Issuance of SkyNet Stock to Sellers

5.1              Certificate of Incorporation and Bylaws of SkyNet

5.2              Articles of Incorporation and Bylaws of Sub

                           VEHICLE PURCHASE AGREEMENT
                           --------------------------

          This VEHICLE PURCHASE AGREEMENT (the "Agreement") is made as of March 15, 1999, by and among SKYNET HOLDINGS, INC., a publicly-owned Delaware corporation ("SkyNet") and FLEET ACQUISITION CORP. ("Sub"), a Nevada corporation which is a wholly-owned subsidiary of SkyNet (SkyNet and Sub are collectively referred to as the "Buyers"), and NEVADA YELLOW CAB CORPORATION, a Nevada corporation ("NYC"), NEVADA CHECKER CAB CORPORATION, a Nevada corporation ("NCC"), and NEVADA STAR CAB CORPORATION, a Nevada corporation ("NSC") (NYC, NCC and NSC are sometimes referred to individually as a "Seller" and collectively, the "Sellers").

                                  WITNESSETH:

          WHEREAS, Sellers own certain vehicles leased to Nevada Fleet Management, Inc. ("NFM") for use in a routed courier delivery business operated by NFM from various locations in Nevada, California, Oregon, Washington, Arizona; and

          WHEREAS, SkyNet currently operates a worldwide courier business; and

          WHEREAS, Buyers and NFM are parties to a certain Asset Purchase Agreement dated as of March 11, 1999 (the "Asset Purchase Agreement") pursuant to which the Buyers will acquire certain assets and vehicles owned by NFM and used by NFM in its routed carrier delivery business; and

          WHEREAS, Sellers desire to sell certain of their vehicles, which vehicles are specifically described on a schedule hereto; and

          WHEREAS, the Buyers wish to purchase certain of the vehicles identified herein.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and representations herein contained, and for other good and legal consideration, the receipt and sufficiency of which is hereby acknowledged, the Sellers and the Buyers, intending to be legally bound hereby, agree as follows:

                                1.   DEFINITIONS

     1.1  Definitions.
          -----------

          When used in this Agreement, the following terms, in their singular and plural forms, shall have the meanings assigned to them below:

          "Act" means the Securities Act of 1933, as amended.
           ---

          "Agreement" is defined in the initial paragraph hereof.
           ---------

          "Buyers" is defined in the initial paragraph hereof.
           ------

          "Claim" means (i) a claim or demand for any and all Liabilities,
           -----
damages, losses, obligations, deficiencies, encumbrances, penalties, costs and expenses, including reasonable attorneys' fees, resulting from, related to or arising out of (A) any inaccuracy in any representation, any misrepresentation or non-fulfillment of any covenant set forth in this Agreement; (B) Sellers' ownership of the Vehicles; (C) any and all Proceedings, demands, assessments, audits, judgments and claims arising out of any of the foregoing.

          "Closing" is defined in Section 6.1.
           -------

          "Closing Date" is defined in Section 6.1.
           ------------

          "Encumbrance" means any claim, lien, pledge, option, charge, easement,
           -----------
security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

          "Escrow Agent" means Mr. Jack E. Owens.

          "Governmental Authority" means any foreign, federal, state, regional
           ----------------------
or local authority, agency, body, court or instrumentality, regulatory or otherwise, which, in whole or in part, was formed by or operates under the auspices of any foreign, federal, state, regional or local government.

          "Indemnified Party" is defined in Section 11.4.
           -----------------

          "Knowledge" or "to the knowledge" of a party (or similar phrases)
           ---------      ----------------
means to the extent of matters (i) which are actually known by such party or
(ii) which, based on facts of which such party is aware, would be known to a reasonable Person in similar circumstances exercising reasonable judgment, and when used in the context of the Sellers shall be deemed to include the knowledge of the officers, directors and shareholders of the Sellers.

          "Law" means any common law and any federal, state, regional, local or
           ---
foreign law, rule, statute, ordinance, rule, order or regulation.

          "Liabilities" means liabilities, obligations, claims or debts of the
           -----------
Sellers of any type or nature, whether matured, unmatured, contingent or unknown, including, without limitation, tort, contract or other claims asserted against the Sellers which are based on acts or omissions occurring on, before or after the Closing Date.

          "Lien" means any lien, charge, covenant, condition, easement, adverse
           ----
claim, demand, encumbrance, security interest, option, pledge, or any other title defect, easement or restriction of any kind.

          "1993 Act" means the Securities Act of 1933.
           --------

          "1934 Act" means the Securities Exchange Act of 1934.
           --------

          "Person" means any individual, corporation (including any non-profit
           ------
corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Authority.

          "Proceeding" means any, arbitration, hearing, litigation, or suit
           ----------
(whether civil, criminal or, administrative) commenced, brought, conducted, or heard by or before, or otherwise involving, any administrative law, civil or criminal judge or any mediator, Governmental Authority or arbitrator.

          "Purchase Consideration" is defined in Section 3.1.1.
           ----------------------

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement by and between the Sellers, NFM and SkyNet in form and substance to be agreed by the parties and delivered at the Closing.

          "Securities Reports" is defined in Section 4.21.2.
           ------------------

          "Sellers" is defined in the initial paragraph of this Agreement.
           -------

          "SkyNet Indemnified Party" is defined in Section 11.2.1.
           ------------------------

          "Termination Date" means March 30, 1999.
           ----------------

          "Vehicles" means those vehicles to be sold by the Sellers to Sub
           --------
hereunder, as identified on Schedule 1.1.1 hereto.
                            --------------

     1.2  Interpretation Provisions.
     ---  -------------------------

          1.2.1 The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule and exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. The term "or" is disjunctive but not necessarily exclusive. The terms "include" and "including" are not limiting and mean "including without limitation."

          1.2.2 References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

          1.2.3 References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

          1.2.4 The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          1.2.5 The schedules and exhibits to this Agreement are a material part hereof and shall be treated as if fully incorporated into the body of the Agreement.

                       2.   SALE AND PURCHASE OF VEHICLES

     2.1  Agreement to Sell and Purchase Vehicles.
          ---------------------------------------

          2.1.1 Subject to the terms and conditions hereof and on the basis of and in reliance upon the covenants, agreements and representations set forth herein, on the Closing Date Sellers shall sell and deliver the Vehicles to Sub, and Sub shall purchase the Vehicles from the Sellers. The Vehicles shall be sold, transferred and conveyed by the Sellers to Sub on an "as is, where is" basis, with no express or implied warranties of any kind other than that the Assets and Vehicles shall be free and clear of any and all Liens, and Buyers agree such construction with respect to warranties is reasonable.

          2.1.2 In addition to the foregoing, the parties will, upon request and without additional consideration, at and subsequent to the Closing Date, execute and deliver all such further instruments of conveyance and transfer and confirmation thereof as may be reasonably requested by Sub in order to make further effective the provisions of this Agreement and to assure the transfers and vesting of title provided for by this Agreement. All such transfers and assignments of title shall vest and be effective on the Closing Date.


          2.1.3 Buyers shall be responsible for the payment of any obligation for Taxes (other than Seller's corporate Taxes) arising as a result of the transactions contemplated by this Agreement, including without limitation transfer taxes and vehicle registration expenses incident to the sale of the the Vehicles;

     2.2  Taking of Necessary Action; Further Action.
          ------------------------------------------

          The Sellers and each Buyer shall take such reasonable lawful action as may be reasonably necessary or appropriate in order to effect the consummation of the transactions contemplated by this Agreement as promptly as practicable. If, at any time after the Closing Date, any such further action is reasonably necessary or desirable to carry out the purposes of this Agreement, to vest Sub with full right, title and possession to all the property, rights, privileges, power and franchises of the Sellers, the officers and directors of each of the Buyers and the Sellers are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

                   3.   PAYMENT OF THE PURCHASE CONSIDERATION

     3.1  Purchase Consideration.
          ----------------------

          3.1.1  Purchase Consideration
                 ----------------------

          The purchase consideration ("Purchase Consideration") for the Vehicles shall consist of 120,625 newly-issued shares of common stock of SkyNet (the "SkyNet Stock"). The SkyNet Stock will be issued to the Sellers as set forth on
Schedule 3.1.1.
--------------

     3.2  Escrow Provisions.

          3.2.1 Notwithstanding the other provisions of this Article 3, at the Closing the Buyers and Sellers shall deliver to the Escrow Agent, registered in the name of each Seller, that number of shares of SkyNet Stock equal to fifty percent of the total number of shares of SkyNet Stock to be delivered by SkyNet pursuant to Section 3.1.1 (the "Escrow Shares"). The Escrow Shares shall be held by the Escrow Agent pursuant to the terms of an Escrow Agreement acceptable in form and substance to the parties and to be delivered at the Closing (the "Escrow Agreement").

          3.2.2 In the event a Claim arises under this Agreement as to which the parties agree a SkyNet Indemnified Party is entitled to indemnification or as to which the arbitration proceeding provided for under Section 11.6 has been completed, the SkyNet Indemnified Party shall be entitled to receive in settlement of such Claim a distribution out of the Escrow Shares of such number of Escrow Shares as are equal in "value" to the amount of the Claim. All Claims made, if any, on account of any Seller's indemnification obligations under
Section 10.2 hereof shall be resolved by ascribing a "value" to the Escrow Shares being distributed to the SkyNet Indemnified Party of $4.00 per share.

          3.2.3 Except for Escrow Shares with a value (determined in accordance with Section 3.2.2) equal to the amount of any Claims by SkyNet Indemnified Parties that may be pending at such time, on (i) the six month anniversary of the Closing Date, Escrow Agent shall retain one-half of the original number of Escrow Shares and shall distribute the remainder to Seller in accordance with the Escrow Agreement, and (ii) on the one year anniversary of the Closing Date, Seller shall be entitled to delivery from the Escrow Agent any Escrow Shares that have not been delivered to, or required to have been delivered to, SkyNet Indemnified Parties pursuant to Section 3.2.2, Article 10 hereof or the Escrow Agreement on or prior to such date. At all times that all or any part of the Escrow Shares are held by the Escrow Agent, (i) all dividends or distributions made with respect to the Escrow Shares shall be deposited with the Escrow Agent and held in accordance with the Escrow Agreement and (ii) Sellers shall have the sole right and power to exercise all voting rights pertaining to all or any part of the Escrow Shares.

                        4.   REPRESENTATIONS OF SELLERS

          As an inducement of the Buyers to enter into this Agreement, the Sellers hereby make, as of the Closing Date, the following representations to the Buyers, except as otherwise set forth in written disclosure schedules (the "Sellers' Schedules") which shall be delivered to the Buyers prior to the date of Closing, a copy of which is attached hereto. The Sellers' Schedules are numbered to correspond to the various sections of this Article 4 setting forth certain exceptions to the representations contained in this Article 4 and certain other information called for by this Agreement. Unless otherwise specified, no disclosure made in any particular Sellers' Schedule shall be deemed made in any other Schedule unless expressly made therein (by cross-reference or otherwise).

     4.1  Organization and Standing of NYC.
          --------------------------------

          NYC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. NYC has all requisite corporate power and authority to sell the Assets, free and clear of any and all Liens.

     4.2  Organization and Standing of NCC.
          --------------------------------

          NCC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. NCC has all requisite corporate power and authority to sell the Assets, free and clear of any and all Liens.

     4.3  Organization and Standing of NSC.
          --------------------------------

          NSC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. NSC has all requisite corporate power and authority to sell the Assets, free and clear of any and all Liens.

     4.4  Due Authorization.
          -----------------

          This Agreement has been duly authorized, executed and delivered by each of the Sellers and constitutes a valid and binding agreement of each Seller, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. As of the Closing all corporate action on the part of each of the Sellers required under applicable law in order to consummate the transactions contemplated hereby will have occurred. The Sellers represent that (i) the approval of their respective stockholders is not required by Law or Sellers' Articles of Incorporation or Bylaws in order to consummate the transactions contemplated by this Agreement; or (ii) such approval has been obtained.

     4.5  Bulk Sales Compliance and Transfer Taxes.
          ----------------------------------------

          The sale and transfer of the Vehicles to be acquired pursuant to this Agreement will not result in or be subject to any law pertaining to bulk sales or transfers which either: (i) makes such sales or transfers ineffective as to creditors of the Sellers or (ii) exposes the Buyers to liabilities asserted by creditors of the Sellers.

     4.6  SkyNet Stock.
          ------------

          4.6.1 The SkyNet Stock is not being registered under the Act on the basis of the statutory exemption provided by Section 4(2) thereof, relating to transactions not involving a public offering, and SkyNet's reliance on the statutory exemption thereof is based in part on the representations of each of the Sellers contained in this Agreement;

          4.6.2 Each of the Sellers represents (a) that it has, or as of the Closing, will have reviewed such reports and registration statements of SkyNet as have been filed with the Securities and Exchange Commission and the Confidential Private Placement Memorandum dated December 22, 1998, as supplemented (the "Securities Reports") and that it has such knowledge and experience in financial and business matters that it is capable of utilizing the information set forth therein concerning SkyNet to evaluate the risk of investing in SkyNet; (b) that it has been advised that the SkyNet Stock to be issued by SkyNet will not be registered under the Act, except as otherwise provided in this Agreement or the Registration Rights Agreement, and accordingly, such Seller may only be able to sell or otherwise dispose of such shares in accordance with Rule 144 or except as otherwise provided in this Agreement; (c) that the SkyNet Stock will be held for investment and not with a view to, or for resale in connection with the public offering or distribution thereof; (d) that the SkyNet Stock so issued will not be sold without registration thereof under the Act (unless such shares are subject to registration or in the opinion of counsel to SkyNet an exemption from such registration is available), or in violation of any law; and (e) that the certificate or certificates representing the SkyNet Stock will be imprinted with a legend in form and substance substantially as follows:

       'THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BASED ON AN OPINION LETTER OF COUNSEL FOR THE COMPANY OR A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

and SkyNet is hereby authorized to notify its transfer agent of the status of the SkyNet Stock and to take such other action including, but not limited to, the placing of a "stop-transfer" order on the transfer agent's books and records to assure compliance with the Act.

          4.6.3 Each Seller has, either upon the date hereof or before the Closing hereunder, been afforded the opportunity to review and is familiar with the Securities Reports and has based its decision to invest solely on the information contained therein, and the information contained within this Agreement and the associated exhibits and schedules, and has not been furnished with any other literature, prospectus or other information except as included in the Reports or this Agreement; and

          4.6.4 Each Seller understands that no federal or state agency has approved or disapproved the SkyNet Stock, passed upon or endorsed the merits of the transfer of such shares set forth within this Agreement, or made any finding or determination as to the fairness of such shares for investment.

                     5.   REPRESENTATIONS OF SKYNET AND SUB

          As an inducement of the Sellers to enter into this Agreement, SkyNet and Sub hereby make as of the Closing Date, the following representations to the Sellers, except as otherwise set forth in written disclosure schedules (the "Buyers' Schedules") which shall be delivered to the Sellers prior to the Closing, a copy of which is attached hereto. The Buyers' Schedules are numbered to correspond to the various sections of this Article 5 setting forth certain exceptions to the representations contained in this Article 5 and certain other information called for by this Agreement. Unless otherwise specified, no disclosure made in any particular Buyers' Schedule shall be deemed made in any other Buyers' Schedule unless expressly made therein (by cross-reference or otherwise).

     5.1  Organization and Standing of SkyNet.
          -----------------------------------

          SkyNet is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. SkyNet has all requisite corporate power and authority to enter into this Agreement. A certified copy of SkyNet's Certificate of Incorporation and Bylaws are attached as Schedule 5.1.
                                                                 ------------

     5.2  Organization and Standing of Sub.
          --------------------------------

          Sub is a corporation duly organized, validly existing and in good standing in the State of Nevada. Sub has all requisite corporate power and authority to enter into this Agreement. A certified copy of Sub's Articles of Incorporation and Bylaws are attached as Schedule 5.2.
                                         ------------

     5.3  Authorization and Enforceability
          --------------------------------

          This Agreement has been duly authorized, and executed the Buyers and constitutes a valid and binding agreement of each of the Buyers, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. As of the Closing all corporate action on the part of each Buyer required under applicable law in order to consummate the transactions contemplated hereby will have occurred. The Buyers represent that (i) the approval of its stockholders is not required by Law or SkyNet's Certificate of Incorporation, Sub's Articles of Incorporation or the Buyers' Bylaws in order to consummate the transactions contemplated by this Agreement; or (ii) such approval has been obtained.

     5.4  SkyNet Stock.
          ------------

          The SkyNet Stock to delivered by SkyNet at Closing pursuant to Section
3.1.1 hereof shall be validly and legally issued, free and clear of any and all Liens, and fully paid and non-assessable.

     5.5  Approval.
          --------

          The Board of Directors of each of SkyNet and Sub has approved the execution of this Agreement and the transactions contemplated thereby.

                                  6.   CLOSING

     6.1  Closing.
          -------

          Subject to satisfaction or waiver of all conditions precedent set forth in Sections 8 and 9 of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place on March 16, 1999 or the day on which the last of the conditions precedent set forth in either Section 8 or 9 of this Agreement is fulfilled (the "Closing Date") or at such other time, date and place as the parties may agree. The Closing shall be conducted at the offices of Fleet Delivery Service at 10:00 a.m. on March 15, 1999 or at such other times as the parties may designate. The effective time of the transactions contemplated by this Agreement shall be 12:01 a.m. Pacific Standard Time on March 15, 1999.

     6.2  Obligations of the Sellers.
          --------------------------

          At or prior to the Closing, the Sellers shall deliver to the Buyers, in each case, in form and substance satisfactory to the Buyers:

          6.2.1 a Bill of Sale in form and substance acceptable to the parties and such other instruments of transfer or assignment as shall be necessary or appropriate to vest in Sub good and marketable title to the Vehicles;

          6.2.2 a certificate of the Chief Executive Officer or President of each of the Sellers, dated as of the Closing Date, to the effect that such Seller has performed and complied with in all material respects all of the covenants, agreements and obligations set forth in this Agreement to be performed or complied with by it on or prior to the Closing Date;

          6.2.3 copies of resolutions adopted by the Board of Directors of NYC duly authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby, certified by an appropriate officer as being true and correct as of the Closing Date;

          6.2.4 such other documents as may be described in Articles 8 and 9 of this Agreement.

     6.3  Obligations of SkyNet and Sub.
          -----------------------------

          At the Closing, SkyNet and Sub shall deliver:

          6.3.1 the SkyNet Stock, in accordance with Article 3 of this Agreement;

          6.3.2 a certificate of the Chief Executive Officer or President of SkyNet and Sub, dated as of the Closing Date, to the effect that SkyNet and Sub have performed and complied with in all material respects all of the covenants, agreements and obligations set forth in this Agreement to be performed or complied with by it on or prior to the Closing Date;

          6.3.3 copies of resolutions adopted by the Board of Directors of each of SkyNet and Sub duly authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby, certified by an appropriate officer as being true and correct as of the Closing Date; and

          6.3.4 such other documents as may be described in Articles 8 and 9 of this Agreement.

               7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYERS

          All obligations of the Buyers under this Agreement are subject to the satisfaction by the Sellers at or before the Closing of all of the following conditions, except to the extent expressly waived in writing by the Buyers:

     7.1  Performance.
          -----------

          The Sellers shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by the Sellers prior to or at the Closing.

     7.2  Registration Rights Agreement.
          -----------------------------

          The Registration Rights Agreement agreeable in form and substance to the parties shall have been executed and delivered by the Sellers.

     7.3  Closing Under Asset Purchase Agreement.
          --------------------------------------

          The Closing contemplated by the Asset Purchase Agreement shall have occurred.

     7.4  Certificate.
          -----------

          Each of the Sellers have delivered to the Buyers a certificate, dated as of the Closing Date, of the Sellers to the effect that the conditions set forth in Sections 7.1, 7.2 and 7.3 have been satisfied.

               8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

          All obligations of the Sellers under this Agreement are subject to the satisfaction by the Buyers at or before the Closing of all of the following conditions, except to the extent expressly waived in writing by the Sellers:

     8.1  Performance.
          -----------

          The Buyers shall have performed and complied, in all material respects, with all agreements and conditions required by this Agreement to be performed or complied with by the Buyers prior to or at the Closing.

     8.2  Closing Under Asset Purchase Agreement.
          --------------------------------------

          The Closing contemplated by the Asset Purchase Agreement shall have occurred.

     8.3  Registration Rights Agreement.
          -----------------------------

          The Registration Rights Agreement shall have been executed and delivered by SkyNet.

     8.4  Certificate.
          -----------

          The Buyers shall have delivered to the Sellers a certificate, dated as of the Closing Date, to the effect that the conditions set forth in Sections 8.1, 8.2 and 8.3 have been satisfied.

                          9.   POST CLOSING COVENANTS

          The Sellers covenant to and agree with the Buyers, and the Buyers covenant to and agree with Sellers, as follows:

     9.1  Restrictions on Transfer of SkyNet Stock.
          ----------------------------------------

          In order to assist in compliance with federal and state securities laws and to further the purposes of this Agreement, each of the Sellers agrees that it will not, except as may be permitted or contemplated by the Registration Rights Agreement, sell, transfer, pledge, hypothecate or otherwise encumber any of the SkyNet Stock until the one year anniversary of the Closing Date.

     9.2  Compliance with Law.
          -------------------

          The Buyers agree that they shall use their respective best efforts to comply with all applicable Laws on and after the Closing Date.

                    10.  INDEMNIFICATION AND RELATED MATTERS

     10.1 Survival of Representations.
          ---------------------------

          The representations contained in this Agreement, the schedules and exhibits hereto, and any agreement, document, instrument or certificate delivered hereunder, shall survive the Closing until the two year anniversary of the Closing Date.

     10.2 Indemnification by the Sellers.
          ------------------------------

          10.2.1 The Sellers shall jointly and severally indemnify each of SkyNet and Sub (individually, a "SkyNet Indemnified Party" and collectively, "SkyNet Indemnified Parties") against, defend and hold each harmless from the following:

10.2.1.1 any liability, loss, damage or deficiency resulting from or arising out of any inaccuracy in or breach of any representation by the Sellers in this Agreement;

10.2.1.2 any liability, loss, damage or deficiency resulting from or arising out of any breach or nonperformance of any covenant or obligation made or incurred by the Sellers in this Agreement; and

10.2.1.3 any and all reasonable costs and expenses (including reasonable legal and accounting fees) related to any of the foregoing. In the event that the Buyers makes a Claim which is determined pursuant to the arbitration proceeding specified in Section 14.6 hereof to be without reasonable basis in law or fact, the Buyers shall bear all reasonable costs and expenses (including court costs and reasonable legal and accounting fees), incurred by the Sellers in investigating and defending against such Claim.

          10.2.2 The Buyers shall be entitled to offset any amounts due to it under this Section 10.2 against the Escrow Shares to the extent Escrow Shares are available, which shall be the limit of Seller's liability for this Section and any and all of Seller's liability arising from or relating to this Agreement.

     10.3 Indemnification by the Buyers.
          -----------------------------

          SkyNet and Sub shall jointly and severally indemnify the Sellers against, defend and hold them harmless from the following:

          10.3.1 any liability, loss, damage or deficiency resulting from or arising out of any inaccuracy in or breach of any representation by the Buyers in this Agreement;

          10.3.2 any liability, loss, damage or deficiency resulting from or arising out of any breach or nonperformance of any covenant or obligation made or incurred by the Buyers in this Agreement; and

          10.3.3 any and all reasonable costs and expenses (including reasonable legal and accounting fees) related to any of the foregoing. In the event that any Seller makes a Claim which is determined pursuant to the arbitration proceeding specified in Section 12.6 hereof to be without reasonable basis in law or fact, such Sellers shall bear all reasonable costs and expenses (including court costs and reasonable legal and accounting fees), incurred by the Buyers in investigating and defending against such Claim.


     10.4 Third Party Claims.
          ------------------

          10.4.1 If any Proceeding (including, without limitation, negotiations with federal, state, local or foreign tax authorities) shall be threatened or commenced by a third party in respect of which a party (an "Indemnified Party") may make a Claim hereunder, the Indemnified Party shall notify the party obligated to indemnify such party hereunder (the "Indemnifying Party") to that effect with reasonable promptness (so as to not prejudice such party's rights) after the commencement or threatened commencement of such Proceeding, and the Indemnifying Party shall have the opportunity to defend against such Proceeding (or, if the Proceeding involves to a significant extent matters beyond the scope of the indemnity provisions contained herein, those Claims that are covered hereby), subject to the limitations set forth below.

          10.4.2 If the Indemnifying Party elects to defend against any Proceeding (or, as described in the preceding parenthetical in Section 11.4.1, above, one or more claims relating thereto), the Indemnifying Party shall notify the Indemnified Party to that effect with reasonable promptness. In such case, the Indemnified Party shall have the right to employ its own counsel and participate in the defense of such matter, but the fees and expenses of counsel shall be at the expense of the Indemnified Party unless the employment of such counsel at the expense of the Indemnifying Party shall have been authorized in writing by the Indemnifying Party.

          10.4.3 Any party granted the right to direct the defense of a threatened or actual Proceeding hereunder shall: (i) keep the other party fully informed of material developments in the Proceeding at all stages thereof; (ii) promptly submit to the other party copies of all pleadings, responsive pleadings, motions and other similar legal documents and papers received in connection with the Proceeding; (iii) permit the other party and its counsel, to the extent practicable, to confer on the conduct of the defense of the Proceeding; and (iv) to the extent practicable, permit the other party and its counsel an opportunity to review all legal papers to be submitted prior to their submission. The parties shall make available to each other and each other's counsel and accountants all of its or their books and records relating to the Proceeding, and each party shall render to the other such assistance as may be reasonably required in order to insure the proper and adequate defense of the Proceeding. The parties shall use their respective good faith efforts to avoid the waiver of any privilege of either party.

          10.4.4 The assumption of the defense of any matter by an Indemnifying Party shall not constitute an admission of responsibility to indemnify or in any manner impair or restrict such party's rights to later seek reimbursement of its costs and expenses if the Indemnifying Party had no indemnification obligation under this Agreement with respect to such matter. An Indemnifying Party may elect to assume the defense of a matter at any time during the pendency of such matter, even if initially such party did not elect to assume such defense, so long as such assumption at such later time would not prejudice the rights of the Indemnified Party. No settlement of a matter by the Indemnified Party shall be binding on an Indemnifying Party for purposes of such party's indemnification obligations hereunder.

                                  11.  GENERAL

     11.1 Entire Agreement.
          ----------------

          This Agreement, and the exhibits and schedules hereto and the agreements specifically referred to herein, set forth the entire agreement and understanding of the Sellers and the Buyers in respect of the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by the Sellers or the Buyers that is not embodied in this Agreement or in the documents specifically referred to herein and neither the Sellers nor the Buyers shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth.

     11.2 Binding Effect; Benefits; Assignment.
          ------------------------------------

          The terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by and against each of the Sellers and their respective successors and authorized assigns, and the Buyers and their respective successors and authorized assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement except as expressly indicated herein. Neither the Sellers nor the Buyers shall assign any of their respective rights or obligations under this Agreement to any other person, firm or corporation without the prior written consent of the other party.

     11.3 Headings.
          --------

          The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof.

     11.4 Amendment and Waiver.
          --------------------

          This Agreement may be amended, modified, superseded or canceled and any of the terms, covenants, representations or conditions hereof may be waived only by a written instrument executed by the Sellers and the Buyers or, in the case of a waiver, by or on behalf of the party waiving compliance.

     11.5 Governing Law.
          -------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada as applicable to contracts made and to be performed in Nevada, without regard to conflict of laws principles.

     11.6 Arbitration.
          -----------

          Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be determined by binding arbitration as set forth in Section 12.6 applying the laws of the State of Nevada. Any arbitration pursuant to this Agreement shall be conducted in Clark County, Nevada in accordance with the Nevada arbitration rules. The arbitration shall be final and binding upon all the parties (so long as the award was not procured by corruption, fraud or undue means) and the arbitrator's award shall not be required to include factual findings or legal reasoning. The arbitrator(s) may award the prevailing party reasonable attorneys' fees and other legal expenses incurred in connection with the arbitration proceeding. Judgment on the award rendered by the arbitrator(s) shall be entered in district court in Clark County, Nevada.

     11.7 Public Disclosure.
          -----------------

          Except as required by Law, neither the Buyers nor the Sellers shall make any public disclosure of the existence or terms of this Agreement or the transactions contemplated hereby without the prior written consent of the other party, which consent shall not be unreasonably withheld. In the event that the Sellers or the Buyers determines that the disclosure of the existence or terms of this Agreement is required by Law, such party shall so notify the other parties and shall provide to the other party a copy of any such public disclosure prior to releasing the same.

     11.8 Notices.
          -------

          All notices, requests, demands and other communications to be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given if hand delivered, sent by overnight mail by a nationally recognized overnight delivery service or mailed first class, postage prepaid:

          (a)  If to the Sellers:

               Mr. Jack E. Owens
               Nevada Yellow Cab Corporation
               Nevada Checker Cab Corporation
               Nevada Star Cab Corporation
               3950 West Tompkins Avenue
               Las Vegas, Nevada  89103
               Telephone:  (702) 873-8012
               Facsimile:  (702) 365-7864

               David C. Gillman, Esquire
               3950 West Tompkins Avenue
               Las Vegas, Nevada  89103
               Telephone:  (702) 873-8012
               Facsimile:  (702) 365-7864

               and

               Mr. Milton Schwartz
               714 S. Tonapah
               Las Vegas, NV 89106

               (b)  If to the Buyers:

               SkyNet Holdings, Inc.
               Fleet Acquisition Corp.
               343 South Glasgow Avenue
               Inglewood, California
               Attention:  Mr. Vic Nizic
               Facsimile:  (310) 568-9637

               with a copy to:

               Stephen M. Cohen, Esq.
               Buchanan Ingersoll Professional Corporation
               Eleven Penn Center, 14th Floor
               1835 Market Street
               Philadelphia, Pennsylvania 19103
               Telephone: (215) 665-3873
               Facsimile: (215) 665-8760

Either party may change its address by prior written notice to the other party.

     11.9 Counterparts.
          ------------

          This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and such counterparts shall together constitute one and the same instrument. A facsimile signature on any counterpart shall be deemed to be an original signature.

     11.10  Expenses.
            --------

          Each party shall pay their own respective expenses, costs and fees incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and each of the Related Documents and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of their respective legal counsel, accountants and financial advisors.

     11.11  Invalidity.
            ----------

          In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall be held to be invalid, illegal or unenforceable in any jurisdiction, such provisions shall be deemed amended to the extent necessary for such provisions to be valid, reasonable and enforceable in such jurisdiction; provided, however, that such provisions shall not be deemed amended for purposes of their enforcement in any jurisdiction in which such provisions would be valid, legal and enforceable without amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Vehicle Purchase Agreement to be duly executed as of the day and year first above written.
                              SKYNET HOLDINGS, INC.

                              By:  /s/ Vjekoslav Nizic
                                   ------------------------------------
                                   Vjekoslav Nizic, President and Chief
                                   Executive Officer

                              FLEET ACQUISITION CORP.

                              By:  /s/ Vjekoslav Nizic
                                   ------------------------------------
                                   Vjekoslav Nizic, President and Chief
                                   Executive Officer

                              NEVADA YELLOW CAB CORPORATION

                              By:  /s/ Milton Schwartz
                                   ------------------------------------
                                   Milton Schwartz
                                   Vice President

                              NEVADA CHECKER CAB CORPORATION

                              By:  /s/ Milton Schwartz
                                   ------------------------------------
                                   Milton Schwartz
                                   President

                              NEVADA STAR CAB CORPORATION

                              By:  /s/ Milton Schwartz
                                   ------------------------------------
                                   Milton Schwartz
                                   Vice President